LETTERHEAD OF THE CHASE MANHATTAN BANK

                                                September 12, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

                  Re:  Chase Manhattan Grantor Trust 1996-A

Ladies and Gentlemen:

         I am sending for filing on behalf of the above-referenced issuer and in connection with the above-referenced securities a Current Report on Form 8-K dated September 12, 1996.

         Please confirm your receipt of such transmittal.


                                                              Very truly yours,


                                                              /s/Martin R. Joyce
                                                              Martin R. Joyce


Enclosures

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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               ------------------

                                   FORM 8-K

                              CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                           Date of Report:  September 12, 1996
                           -----------------------------------


                              THE CHASE MANHATTAN BANK
            ---------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of registrant as specified in its charter)


                        CHASE MANHATTAN GRANTOR TRUST 1996-A
                   --------------------------------------------
                       (Issuer with respect to Cerificates)

           NEW YORK            33-99546                 13-2633612
          ---------------     -----------------       ------------------
          (State or other     (Commission             (IRS Employer
          jurisdiction of     File Number)           Identification No.)
          incorporation)


          270 Park Avenue, New York, New York                 10017
          ---------------------------------------------------------
           Address of principal executive offices)       (Zip code)


                                    (212) 270-6000
                  ---------------------------------------------------
                  (Registrant's telephone number, including area code)

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Item 5. Other Events


     On 08/15/1996, Chase Manhattan Grantor Trust 1996-A (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of February 1, 1996, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


Item 7 (c).  Exhibits

             20.1      Certificateholders Report for the month of August, 1996



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                             SIGNATURES
                             ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                THE CHASE MANHATTAN BANK


                                                By:    /s/ William J. Schiralli
                                                Name:  William J. Schiralli
                                                Title: Vice President


Date: September 12, 1996

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                                INDEX TO EXHIBITS
                                -----------------



   Exhibit                    Description                        Page
   -------                    -----------                        -----

     20.1               Certificateholder Report dated             5
                        08/15/1996 delivered pursuant
                        to Section 5.7 of the Pooling
                        and Servicing Agreement as of
                        February 1, 1996.


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Chase Manhattan Grantor Trust 1996-A

From: Chase Manhattan Bank

To:   Norwest Bank Minnesota, N.A.


                   MONTHLY CERTIFICATEHOLDER'S REPORT
                   ----------------------------------

Due Period 6 Beginning Date                      07/01/1996
Due Period 6 End Date                            07/31/1996
Determination Date                               08/09/1996
Remittance Date                                  08/15/1996


I.    Monthly Principal and Principal Carryover Shortfall to Certificateholders
      (Per $1000 of Original Principal Amount)               $ 31.4688869404

II.   Monthly Interest and Unpaid Interest to Certificateholders
      (Per $1000 of Original Principal Amount)                $ 3.6257035880

III.  Monthly Expenses Summary

      A. Servicing Fee Disbursement                           $ 1,027,931.43
      B. Cash Collateral Account Expense                              $ 0.00
      C. Total Expenses paid
         (per $1000 of Original Principal Amount)             $ 0.6972506921

IV.   Cash Collateral Account Deposit Amount                          $ 0.00

V.    Outstanding Advance Summary

      A. From Prior Period                                    $ 3,352,864.54
      B. From Current Period                                  $ 3,155,189.36
      C. Change in Amount Between Periods (Lines B - A)        $ -197,675.18

VI.   Pool Factor Information

      A. Certificate Principal Balance                    $ 1,187,124,273.16
      B. Initial Certificate Balance                      $ 1,474,263,764.33
      C. Pool Factor (Lines A / B)                            0.805231941449

VII.  Available Cash Collateral Account Information for Due Period

      A. Available Cash Collateral Amount                    $ 61,675,885.64
      B. Available Cash Collateral Amount Percentage         4.999999999676%

VIII. Required Cash Collateral Amount

      A. For the Current Collection Period                   $ 61,675,885.64
      B. For the Next Collection Period                      $ 59,356,213.66